As filed with the Securities and Exchange Commission on November 8, 1996
                                                 Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               ------------------

                         ATLANTIC PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                        36-389269
(State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

                             142 Cypress Point Road
                         Half Moon Bay, California 94019
               (Address of principal executive offices) (Zip Code)

                               ------------------

                             1995 STOCK OPTION PLAN
                            (Full title of the Plan)

                               ------------------

                                 Jon D. Lindjord
                       President & Chief Executive Officer
             142 Cypress Point Road, Half Moon Bay, California 94019
           (Name and address, including zip code of agent for service)
                                 (415) 726-1327
          (Telephone number, including area code, of agent for service)

                               ------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================

                                                          Proposed              Proposed
   Title of                                                Maximum              Maximum
  Securities                        Amount                Offering              Aggregate            Amount of
     to be                          to be                   Price               Offering           Registration
  Registered                     Registered(1)           per Share(2)           Price(2)                Fee
  ----------                     -------------           ------------           --------                ---
1995 Stock Option Plan:

Options to Purchase
Common Stock, $0.001 par value      950,000                  N/A                   N/A                  N/A

Common Stock, $0.001 par value   950,000 shares            $7.50               $7,125,000             $2,457

================================================================================================================


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Atlantic Pharmaceuticals, Inc. 1995 Stock Option Plan, by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Atlantic Pharmaceuticals, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the fair market value per share of Common Stock of Atlantic Pharmaceuticals, Inc. on November 4, 1996, as reported on the Nasdaq Small Cap Market.


                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference

                  Atlantic  Pharmaceuticals,   Inc.  (the  "Registrant")  hereby
incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission ("SEC"):


                  (a) The Registrant's annual report on Form 10-KSB for the fiscal year ended December 31, 1995, filed with the SEC on March 29, 1996;

                  (b) The Registrant's quarterly reports on Form 10-QSB for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 filed with the SEC on May 3, 1996, August 8, 1996 and November 6, 1996 respectively;

                  (c) The Registrant's report on Form 8-K filed with the SEC on August 30, 1996; and

                  (d) The Registrant's Registration Statement No. 00-27282 on Form 8-A filed with the SEC on November 28, 1995, pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.

Item 6.  Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law ("Section 145") authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Article Ten of the Registrant's Restated Certificate of Incorporation provides for mandatory indemnification by the Registrant of all persons the Registrant may indemnify under Section 145 to the maximum extent permitted by the Delaware General Corporation Law. Article Nine of the Registrant's Restated Certificate of Incorporation provides that the personal liability of its directors to the Registrant is eliminated to the fullest extent permitted by the Delaware General Corporation Law. These provisions in the Restated Certificate of Incorporation do not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number    Exhibit
--------------    -------

     4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration No. 00-27282 on Form 8-A which is incorporated herein by reference pursuant to Item 3(b) of this Registration Statement.

     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1          Consent of KPMG Peat Marwick LLP - Independent Accountants.

    23.2          Consent of Brobeck,  Phleger & Harrison  LLP is  contained  in
                  Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1          1995 Stock Option Plan.

    99.2          Form of Notice of Grant of Stock Option.

    99.3          Form of Stock Option Agreement.

    99.4          Form of  Addendum  to  Stock  Option  Agreement  (Special  Tax
                  Elections).

    99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).

    99.6 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Rights).

    99.7          Form of Notice of Grant of  Automatic  Stock  Option  (Initial
                  Grant).

    99.8          Form of  Notice of Grant of  Automatic  Stock  Option  (Annual
                  Grant).

    99.9          Form of Automatic Stock Option Agreement.

Item 9.  Undertakings

                  A. The undersigned Registrant hereby undertakes:  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as  indemnification  for liabilities  arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Half Moon Bay, State of California, on this 6th day of September, 1996.

                                     ATLANTIC PHARMACEUTICALS, INC.


                                     By:  /s/ Jon D. Lindjord
                                          --------------------------------------
                                          Jon D. Lindjord
                                          Chief Executive Officer, President
                                          and Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of Atlantic Pharmaceuticals, Inc., a Delaware corporation, do hereby constitute and appoint Jon D. Lindjord the lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorney and agent, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                              Date
---------                        -----                              ----

/s/ Jon d. Lindjord             Chief Executive Officer,       September 6, 1996
---------------------------     President and Director
Jon D. Lindjord                 (Principal Executive Officer)

/s/ Shimshon Mizrachi           Controller                     September 6, 1996
---------------------------     (Principal Financial Officer)
Shimshon Mizrachi

Signature                         Title                             Date
---------                         -----                             ----

/s/ Steve H. Kanzer               Director                     September 6, 1996
------------------------------
Steve H. Kanzer


/s/ Lindsay A. Rosenwald, M.D.    Director                     September 6, 1996
------------------------------
Lindsay A. Rosenwald, M.D.


/s/ John K.A. Prendergast         Director                     September 6, 1996
------------------------------
John K. A. Prendergast, Ph.D.


/s/ Yiuchi Iwaki                  Director                    September 6 , 1996
------------------------------
Yiuchi Iwaki, M.D.

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                         ATLANTIC PHARMACEUTICALS, INC.

                                  EXHIBIT INDEX


Exhibit Number    Exhibit
--------------    --------

    4 Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration No. 00-27282 on Form 8-A which is incorporated herein by reference pursuant to Item 3(b) of this Registration Statement.

    5             Opinion and consent of Brobeck, Phleger & Harrison LLP.

    23.1          Consent of KPMG Peat Marwick LLP - Independent Accountants.

    23.2          Consent of Brobeck,  Phleger & Harrison  LLP is  contained  in
                  Exhibit 5.

    24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

    99.1          1995 Stock Option Plan.

    99.2          Form of Notice of Grant of Stock Option.

    99.3          Form of Stock Option Agreement.

    99.4          Form of  Addendum  to  Stock  Option  Agreement  (Special  Tax
                  Elections).

    99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change in Control).

    99.6 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Rights).

    99.7          Form of Notice of Grant of  Automatic  Stock  Option  (Initial
                  Grant).

    99.8          Form of  Notice of Grant of  Automatic  Stock  Option  (Annual
                  Grant).

    99.9          Form of Automatic Stock Option Agreement.